Exhibit 99.2

Microsoft

NUANCE®

April 12, 2021

Brett Iversen

GM of Investor Relations, Microsoft

On today's call



Satya Nadella
CEO, Microsoft



Mark Benjamin
CEO, Nuance



Amy Hood
EVP & CFO, Microsoft



Scott Guthrie
EVP of Cloud & AI, Microsoft

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Microsoft and Nuance, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words "believe," "project," "predicts," "budget," "forecast," "continue," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "could," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions (or the negative versions of such words or expressions). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Nuance's business and the price of the common stock of Nuance, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Nuance and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Nuance's business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Nuance or Microsoft and potential difficulties in Nuance employee retention as a result of the transaction, (vi) risks related to diverting management's attention from Nuance's ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us or against Nuance related to the merger agreement or the transaction, (viii) the ability of Microsoft to successfully integrate Nuance's operations, product lines, and technology, and (ix) the ability of Microsoft to implement its plans, forecasts, and other expectations with respect to Nuance's business after the completion of the proposed merger and realize additional opportunities for growth and innovation. In addition, please refer to the documents that Microsoft and Nuance file with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this presentation. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Microsoft and Nuance assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

In connection with the transaction, Nuance Communications, Inc. (the "Company") will file relevant materials with the Securities and Exchange Commission (the "SEC"), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC's website (http://www.sec.gov) or at the Company's website (http://investors.nuance.com) or by writing to Nuance Communications, Investor Relations, 1 Wayside Road, Burlington, Massachusetts, 01803.

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company's stockholders with respect to the transaction. Information about the Company's directors and executive officers and their ownership of the Company's common stock is set forth in the Company's proxy statement on Schedule 14A filed with the SEC on December 17, 2020. To the extent that holdings of the Company's securities have changed since the amounts printed in the Company's proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Satya Nadella

CEO, Microsoft

Microsoft + Nuance

Empowering people and organizations

Microsoft + NUANCE®

Empowering healthcare

Nuance

77%

of U.S. hospitals are Nuance customers

75%

of U.S. radiologists use Nuance

85%

of Fortune 100 partner with Nuance

Nuance



I am not doing so great. I have had a headache for about a week now and I got this pressure here and I just cannot get rid of it.
Yeah. It is right in here and then my head just hurts up here.

Ambient clinical intelligence



Healthcare cloud



Cross-industry enterprise AI

Customer engagement and security

Microsoft + Nuance

Increases our healthcare TAM
to nearly $500 billion

Microsoft + NUANCE®

Increases our healthcare TAM
to nearly $500 billion

Expands our cross-industry AI leadership

Mark Benjamin

CEO, Nuance

Nuance

AI is in our DNA

Pioneering speech technologies • Natural language understanding • Machine learning



Cloud platform → Intelligence in the workflow → Conversation as the new user interface → Transform how work is done

Tackling the toughest challenges in healthcare and customer engagement

Healthcare



Clinician burnout

40-60%

of physicians are burned out



Financial pressure

30-35%

of U.S. hospitals had negative margins prior to COVID-19



Patient experience

40%

uptick in patients switching providers since 2019 due to poor digital experience

Enterprise



Customer acquisition

73%

of people point to customer experience as an important factor in their purchasing decisions



CX and efficiency

86%

of buyers willing to pay more for great customer experience



Agent productivity

44%

agent attrition rate in large contact centers

Nuance

A leader in conversational AI and cloud technologies for healthcare and other enterprise verticals


Yes. That was about 2 hours ago.

Extensive healthcare footprint

550,000 physicians
75% of U.S. radiologists
77% of U.S. hospitals
10,000+ global healthcare organizations
37% FY20 YoY Healthcare Cloud revenue growth



Broad enterprise reach

31B customer interactions per year
8B successful authentications per year with Nuance biometrics
85% of Fortune 100 companies
Across financial services, telco, retail, government



Solutions with deep domain expertise

Clinician: Dragon Ambient eXperience, Dragon Medical One
Radiology: PowerScribe, PowerShare
Customer engagement: IVR, Conversational AI
Security and authentication: Gatekeeper

Microsoft + NUANCE

Scott Guthrie

EVP of Cloud & AI, Microsoft

Microsoft

+

NUANCE®

Deliver voice-enabled solutions to help providers be more effective

—

Empower providers with ambient clinical intelligence

—

Enable providers to use AI to deliver the right decision at the right time

—

Deliver integrated AI-driven digital engagement for every industry



Deliver voice-enabled solutions to help providers be more effective

Bring decades of domain expertise to Microsoft's Cloud for Healthcare and leading AI cognitive services

550k physicians use Nuance solutions


A little bit.

Empower providers with ambient clinical intelligence

Supercharge any provider/patient interaction with real-time intelligence

77% of U.S. hospitals are Nuance customers



Enable providers to use AI to deliver the right decision at the right time

Reduce the time from imaging to diagnosis and treatment with intelligent solutions and strong partnerships

75% of U.S. radiologists use Nuance to be more efficient and effective



Deliver integrated AI-driven digital engagement for every industry

Bring intelligence to any customer interaction with integrated voice, digital, and biometric solutions

85% of the Fortune 100 partner with Nuance

Additional opportunities together

Access to Microsoft's globally scaled cloud infrastructure and technology stack

—

Empower partners and developers with ambient AI platform to build differentiated solutions

—

Nuance can utilize Microsoft's field and distribution channels to reach new audiences and more customers

Amy Hood

EVP & CFO, Microsoft

Deal overview

Structure

$56 per share, implying a 23% premium to Nuance's closing price on April 9, 2021

$19.7 billion enterprise value

All-cash consideration

Intend to close by the end of this calendar year

Financial impact

Minimally dilutive (less than 1%) to EPS in FY22 on a non-GAAP basis*

Accretive to EPS in FY23 on a non-GAAP basis*

Capital return program

No change expected to previously announced share buyback program (~$21 billion remaining)

Financial reporting

Currently expect to report results for Nuance post-close in our Intelligent Cloud segment

Organizational structure

Mark Benjamin will remain CEO of Nuance, reporting to Scott Guthrie

*Non-GAAP excludes expected impact of purchase accounting adjustments as well as integration and transaction-related expenses

Microsoft + NUANCE®

Microsoft